Exhibit 10.11

FIRST AMENDMENT

TO CREDIT AGREEMENT

This First Amendment to Credit Agreement is entered into as of March 30, 2003 (the “Amendment”), by and among OCULAR SCIENCES, INC. (“Borrower”), and COMERICA BANK-CALIFORNIA, a California banking corporation, as the Agent for the Lenders (“Bank”).

RECITALS

Borrower, Bank, and Lenders are parties to that certain Credit Agreement dated as of April 16, 2002, as amended from time to time (the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.  Borrower, Bank, and Lenders are also parties to that certain Pledge dated as of April 16, 2002, as amended from time to time (the “Pledge Agreement”).

NOW, THEREFORE, the parties agree as follows:

1.             Section 5.1(c) of the Agreement is hereby amended in its entirety to read as follows:

“(c) Minimum Quick Ratio.   Borrower shall not cause, permit or suffer the Quick Ratio as of each Fiscal Quarter End Date to be less than (i) 0.75 to 1.00 from the Closing Date through December 31, 2002; (ii) 0.65 to 1.00 for the quarter ending March 31, 2003; (iii) 0.70 to 1.00 for the quarter ending and June 30, 2003; (iv) 0.80 to 1.00 for the quarters ending September 30, 2003 and December 31, 2003; and (v) 1.00 to 1.00 thereafter.”

2.             Exhibit D-1 Form of Compliance Certificate attached to the Agreement hereby is replaced with Exhibit D-1 attached hereto.

3.             Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement.  Except as amended, the Agreement remains in full force and effect.  The Pledge Agreement remains in full force and effect.

4.             Borrower represents and warrants that the representations and warranties contained in the Agreement and the Pledge Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred or is continuing.

5.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

6.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           an Affirmation of Guaranty, in the form attached hereto;

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(c)           an amount equal to all Bank Expenses incurred to date; and

(c)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OCULAR SCIENCES, INC.

By:	/s/ SIDNEY LANDMAN
Name:	Sidney Landman
Title:	Chief Financial Officer/Corp. Secretary

COMERICA BANK-CALIFORNIA, as Agent and as a Lender

By:	/s/ JOHN ESPOSITO
Name:	John Esposito
Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ CAROLYN D. GRANT
Name:	Carolyn D. Grant
Title:	Vice President

EXHIBIT D-1

FORM OF COMPLIANCE CERTIFICATE

This Compliance Certificate is being delivered by the undersigned, an Authorized Officer of Ocular Sciences, Inc. (referred to herein as “Ocular Sciences” and, the “Borrower”), on behalf Borrower and its Subsidiaries, to Comerica Bank-California (the “Agent”) pursuant to Section 5.2(c) of that certain Credit Agreement, dated as of April 16, 2002, by and among the Borrowers , the Lenders (as defined in the Credit Agreement) and the Agent (as amended or modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement.

Borrower hereby certifies and warrants to the Lenders, on behalf of the Borrower and each Subsidiary, as follows:

1.             The representations and warranties contained in Article IV of the Credit Agreement and Article III of the Pledge Agreement are true and correct in all material respects on and as of the date of this Compliance Certificate (or, in the case of representations and warranties stated as having been made only on the execution date of the Credit Agreement or the Pledge Agreement, on the execution date of such Agreement).

2.             No event has occurred and is continuing which constitutes an Event of Default or a Potential Default.

3.             Since [the most recent Fiscal Quarter End Date], there has been no Material Adverse Change.

4.             All Loan Documents are in full force and effect.

5.             The following is a true and correct computation of the ratios and financial tests contained in the Credit Agreement as of             , 20    (the “Fiscal Quarter End Date”):

[The remainder of this page left blank intentionally]

(a)           Section 5.1(a) – Total Funded Debt to EBITDA.

(i)

Total amount of all Debt of Ocular Sciences and its consolidated Subsidiaries as of the Fiscal Quarter End Date relating to (A) the borrowing of money and letters of credit and (B) Capital Leases, all determined in accordance with GAAP:

$

(ii)	EBITDA (calculated on a rolling four (4) Fiscal Quarter basis) determined in accordance with GAAP:	$

(iii)	Total Funded Debt to EBITDA as of the Fiscal Quarter End Date [Item (i) divided by Item (ii)]:	:1.00

(iv)	The ratio in Item (iii) must not be greater than:	2.00:1.00

(b)           Section 5.1(b) – Cash Flow Coverage Ratio

(i)	Consolidated Net Income for the four consecutive Fiscal Quarters ending on the Fiscal Quarter End Date:	$

(ii)	To the extent deducted in (i) above, depreciation, Consolidated Interest Expense and amortization for the four consecutive Fiscal Quarters ending on the Fiscal Quarter End Date:	$

(iii)

All non-cash charges of Ocular Sciences and its consolidated Subsidiaries required by GAAP relating to dispositions of property, plant and equipment for the four consecutive Fiscal Quarters ending on the Fiscal Quarter End Date:

$

(iv)

Preferred stock dividends paid or payable to a Person not in the Ocular Sciences Group by Ocular Sciences or any of its consolidated Subsidiaries during the four consecutive Fiscal Quarters ending on the Fiscal Quarter End Date:

$

(v)	Stock repurchases and/or buy backs by Ocular Sciences during the four consecutive Fiscal Quarters ending on the Fiscal Quarter End Date:	$

(vi)	Cash Flow for the four consecutive Fiscal Quarters ending on the Fiscal Quarter End Date [Item (i) plus Item (ii) plus Item (iii) minus Item (iv) minus Item (v)]:	$

(vii)	The current portion of long term debt and Capital Leases as at the Fiscal Quarter End Date:	$

(viii)	Cash Flow Coverage Ratio as of the Fiscal Quarter End Date [Item (vi) divided by Item (vii)]:	:1.00

(ix)	The ratio in Item (viii) must not be less than:	2.00:1.00

(c)           Section 5.1(c) - Minimum Quick Ratio

(i)	The sum of unrestricted cash and unrestricted Permitted Cash Investments of Ocular Sciences and its consolidated Subsidiaries as of the Fiscal Quarter End Date as determined in accordance with GAAP:	$

(ii)	Trade accounts receivable (net of applicable reserves therefor) of Ocular Sciences and its consolidated Subsidiaries as of the Fiscal Quarter End Date as determined in accordance with GAAP:	$

(iii)	Item (i) plus Item (ii):	$

(iv)

Current liabilities (excluding the aggregate principal amount of Revolving Advances or Term Advance outstanding under the Credit Agreement) of Ocular Sciences and its consolidated Subsidiaries as of the Fiscal Quarter End Date as determined in accordance with GAAP:

$

(v)	The aggregate principal amount of Revolving Advances and Term Advances outstanding under the Credit Agreement:	$

(vi)	Item (iv) plus Item (v):	$

(vii)	Quick Ratio as of the Fiscal Quarter End Date [Item (iii) divided by Item (vi)]:	:1.00

(viii)	The ratio in Item (vii) must not be less than:

(i) Closing Date through December 31, 2002
(ii) for the quarter ending March 31, 2003:
(iii) for the quarter ending June 30, 2003:
(iv) for the quarter ending September 30, 2003 and December 31, 2003:
(v) thereafter:

0.75:1.00 0.65:1.00; 0.70:1.00 0.80:1.00 1.00:1.00

(d)           Section 5.1(d) - Minimum Tangible Effective Net Worth

(i)	Base amount:		$160,000,000

(ii)

Cumulative Consolidated Net Income (but without taking into account any losses incurred during any Fiscal Quarter), commencing with the Fiscal Quarter ending on December 31, 2001, and ending with the Fiscal Quarter ending on the Fiscal Quarter End Date of measurement:

$

(iii)	70% of Item (ii):	$

(iv)	100% of the net cash proceeds from any Equity Issuance after the Closing Date:	$

(v)	Item (i) plus Item (iii) plus Item (iv):	$

(vi)	Net book value of all assets of Ocular Sciences and its consolidated Subsidiaries as of the Fiscal Quarter End Date as determined in accordance with GAAP:	$

(vii)	Intangible Assets as of the Fiscal Quarter End Date:	$

(viii)	Consolidated Total Debt as of the Fiscal Quarter End Date:	$

(ix)	Subordinated Debt as of the Fiscal Quarter End Date:	$

(x)	Tangible Effective Net Worth as of the Fiscal Quarter End Date [Item (vi) minus Item (vii) minus Item (viii) plus Item (ix)]:	$

(xi)	The amount in Item (x) may not be less than the amount in Item (v).	Complies: Yes/No

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(e)           Section 5.1(e) – Minimum Assets.

(i)	Total value of assets of Ocular Sciences, Inc., determined in accordance with GAAP (after excluding any intercompany receivables and any Investments in or between Subsidiaries):	$

(ii)	Total value of assets of Ocular Sciences Puerto Rico, determined in accordance with GAAP (after excluding any intercompany receivables and any Investments in or between Subsidiaries):	$

(iii)	Total value of assets of SunSoft, Inc., determined in accordance with GAAP (after excluding any intercompany receivables and any Investments in or between Subsidiaries):	$

(iv)	The sum of Item (i) plus Item (ii) plus Item (iii) must not be less than:		$75,000,000

The undersigned has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of the Borrowers and its Subsidiaries during the Fiscal Quarter covered by this Compliance Certificate.

IN WITNESS WHEREOF, Borrower has caused this Compliance Certificate to be executed and delivered, and the certifications and warranties contained herein to be made, as of this          day of                , 20   .

OCULAR SCIENCES, INC.

By:

Name:

Title:

AFFIRMATION OF GUARANTY

This AFFIRMATION OF GUARANTY is made as of March 30, 2003, by the undersigned (each, a “Guarantor” and collectively, the “Guarantors”) for the benefit of Comerica Bank-California (“Bank”).

RECITALS

Bank and Ocular Sciences, Inc. (“Borrower”) are parties to that certain Credit Agreement dated as of April 16, 2002, as amended from time to time (the “Credit Agreement”).  Guarantors executed for the benefit of Bank an Subsidiary Guaranty dated as of even date with the Credit Agreement (as amended from time to time, the “Guaranty”), guarantying Borrower’s obligations under the Credit Agreement, plus reasonable attorneys’ fees and expenses incurred in enforcing Bank’s rights under the Guaranty.  Borrower and Bank propose to enter into an First Amendment to Credit Agreement of even date herewith (the “Amendment”), which amends the Loan Agreement by, among other things, amending a financial covenant set forth in the Credit Agreement.  Bank has agreed to enter into the Amendment provided, among other things, that Guarantors consent to the entry by Borrower into the Amendment and related documents and agree that the Guaranty will remain effective.

AGREEMENT

NOW, THEREFORE, each Guarantor agrees as follows:

1.             Guarantor consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Credit Agreement.

2.             The Guaranty is and shall remain in full force and effect with respect to all of Borrower’s Obligations (as defined in the Credit Agreement) as modified by the Amendment and otherwise.  Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty.

3.             Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty.

IN WITNESS WHEREOF, the undersigned Guarantors have executed this Affirmation of Guaranty as of the first date above written.

OCULAR SCIENCES PUERTO RICO, INC.

By:	/s/ SIDNEY LANDMAN
Title:	President

SUNSOFT CORPORATION

By:	/s/ BRAD JONES
Title:	President & CEO